                            Schedule 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant //

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    RLI CORP.
          ...........................................................
                (Name of Registrant as Specified In Its Charter)


          ...........................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-
    6(i)(1) and 0-11

   (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   (4) Proposed maximum aggregate value of transaction:


   (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

(LOGO)

RLI CORP.
9025 NORTH LINDBERGH DRIVE
PEORIA, ILLINOIS  61615

March 26, 2001

Dear Shareholder:

Please consider this letter your personal invitation to attend the 2001 RLI Corp. Annual Shareholders Meeting. It will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, the Company's principal office, on May 3, 2001, at 2:00 P.M. CDT.

Business scheduled to be considered at the meeting is the election of Class II directors.

In addition, we will review significant events of 2000 and their impact on you and your Company. Directors, officers and representatives of KPMG will be available before and after the meeting to talk with you and answer any questions you may have.

YOUR VOTE IS IMPORTANT TO US, NO MATTER HOW MANY SHARES YOU OWN. Shareholders will have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Check the proxy card forwarded by your bank, broker, other holder of record or our proxy administrators to see the options available to you. If you do attend the Annual Meeting and desire to vote in person, you may do so even though you have previously voted your proxy.

Thank you for your interest in your Company as well as your confidence and support in our future.

Sincerely,



Gerald D. Stephens, CPCU
Chairman of the Board

(LOGO)
                                    RLI CORP.

                           9025 North Lindbergh Drive
                             Peoria, Illinois 61615

             -------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 3, 2001

             -------------------------------------------------------

To the Shareholders of RLI Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of RLI Corp. ("Company") will be held at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, on Thursday, May 3, 2001, at 2:00 P.M. Central Daylight Time to:

         1. Elect four (4) directors for a three-year term expiring in 2004 or until their successors are elected and qualified; and

         2. Transact such other business as may properly be brought before the meeting.

         Only holders of Common Stock of the Company, of record at the close of business on March 5, 2001, are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors


                                          Camille J. Hensey
                                          Vice President/Corporate Secretary
Peoria, Illinois
March 26, 2001

         It is important, regardless of the number of shares you hold, that you personally be present or be represented by proxy at the Annual Meeting. Even if you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. You may also vote your shares by telephone or on the Internet by following the instructions on your proxy card. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Corporate Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, your proxy may be withdrawn upon request.

                                TABLE OF CONTENTS
                                                                         PAGE
GENERAL INFORMATION .........................................
         Proxy Solicitation..................................
         Voting .............................................
         Mailing ............................................
         Voting Via Telephone or the Internet................
         Electronic Access to Proxy Materials
            and Annual Report................................
         Shareholder Proposals...............................
         Shareholders Entitled to Vote.......................
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.................
         Principal Shareholders..............................
         Directors and Officers..............................
PROPOSAL ONE:  ELECTION OF DIRECTORS.........................
         Nominees............................................
         Voting of Proxies...................................
         Substitute Nominees.................................
         Director and Nominee Information....................
BOARD COMMITTEES.............................................
         Audit Committee.....................................
         Executive Resources Committee.......................
         Nominating Committee................................
BOARD MEETINGS AND COMPENSATION..............................
         Meetings............................................
         Director Compensation...............................
         Stock Option Plan for Outside Directors.............
         Director Deferred Compensation Plan.................
AUDIT COMMITTEE REPORT.......................................
         Members of the Audit Committee......................
EXECUTIVE RESOURCES COMMITTEE REPORT.........................
         General.............................................
         Base Salary.........................................
         MVP Bonus...........................................
         Incentive Stock Options.............................
         ESOP................................................
         Chief Executive Officer.............................
         Internal Revenue Code Section 162(m)................
         Members of the Executive Resources Committee........
EXECUTIVE MANAGEMENT COMPENSATION............................
         Executive Officers..................................
         Summary Compensation Table..........................
         Option Grants in Last Fiscal Year...................
         Aggregated Option Exercises in Last Fiscal Year and
           Fiscal Year-End Option Values.....................
         Pension Plan........................................
COMMON STOCK PERFORMANCE CHART...............................
INDEPENDENT PUBLIC ACCOUNTANTS...............................
OTHER BUSINESS...............................................
AUDIT COMMITTEE CHARTER - EXHIBIT A..........................

                                    RLI CORP.
                           9025 NORTH LINDBERGH DRIVE
                             PEORIA, ILLINOIS 61615

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                   MAY 3, 2001

                       -----------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of RLI Corp. ("Company") in connection with the solicitation, by the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Shareholders to be held at 2:00 P.M. Central Daylight Time on Thursday, May 3, 2001, at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, and at any adjournments of the Meeting.

         PROXY SOLICITATION. The Company will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited in person or by telephone, facsimile or other electronic means, by directors, officers or employees of the Company. No additional compensation will be paid to such persons for their services. In accordance with the regulations of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"), the Company will reimburse banks, brokerage firms, investment advisors and other custodians, nominees, fiduciaries and service bureaus for their reasonable out-of-pocket expenses for forwarding soliciting material to beneficial owners of the Company's Common Stock and obtaining their proxies or voting instructions.

         VOTING. As many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Even if you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose. You may also vote your shares by telephone or on the Internet by following the instructions on your proxy card. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Corporate Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, your proxy may be withdrawn upon request.

         Each proxy will be voted in accordance with the shareholder's specifications. If there are no such specifications, it will be voted as recommended by the Board of Directors. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the shareholder either by giving written notice to the Corporate Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615, or by timely delivery of a properly executed proxy, including an Internet or telephone vote, bearing a later date, or by voting in person at the Annual Meeting. All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting.

         Assuming the presence of a quorum, the election of directors requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding shares of Common Stock. With respect to the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or at their own discretion if permitted by the Stock Exchange or other organization of which they are members. Members of the NYSE are permitted to vote their clients' proxies at their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters (a "broker non-vote"), such shares will be considered present at the Annual Meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote.

         MAILING. This Proxy Statement and enclosed Proxy are first being mailed or electronically delivered to shareholders entitled to notice of and to vote at the Annual Meeting on or about March 26, 2001.

         VOTING VIA TELEPHONE OR THE INTERNET. Shareholders can save the Company expense by voting their shares over the telephone, toll-free from the United States or Canada, or by voting through the Internet. The voting procedures are designed to authenticate each shareholder by use of a control number, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any shareholder interested in voting by telephone or the Internet are set forth on the proxy card. The method of voting will not limit a shareholder's right to attend the Annual Meeting.

         ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT. This notice of Annual Meeting and Proxy Statement and the 2000 Annual Report are available on RLI Corp.'s Internet site at www.rlicorp.com. Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided if you vote over the Internet or by telephone. Should you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail next year with voting instructions and the Internet address of those materials.

         SHAREHOLDER PROPOSALS. To be included in the Board of Directors' Proxy Statement for the 2002 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company on or before November 26, 2001. Proposals should be directed to the attention of the Corporate Secretary at 9025 North Lindbergh Drive, Peoria, Illinois, 61615. If a shareholder raises a matter at the 2002 Annual Meeting of Shareholders, the Company may exercise discretionary authority (vote the shares in the discretion of the persons appointed in the Proxy Card) unless the shareholder notifies the Company of the matter before February 11, 2002.

         SHAREHOLDERS ENTITLED TO VOTE. At the close of business on March 5, 2001, the record date for the determination of shareholders entitled to vote at the Annual Meeting, the Company had 9,811,546 shares of Common Stock outstanding and entitled to vote. Common share ownership entitles the holder to one vote per share upon each matter to be voted at the Annual Meeting.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         PRINCIPAL SHAREHOLDERS. The only entities known to the Company who beneficially own more than five percent of the Company's Common Stock as of December 31, 2000, are as follows:



NAME AND ADDRESS                     AMOUNT AND NATURE OF            PERCENT
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP            OF CLASS
-------------------                  --------------------            --------

Oak Value Capital Management, Inc.         928,519                     9.0%
3100 Tower Boulevard
Suite 700
Durham, North Carolina 27707
(1)

Dimensional Fund Advisors Inc.             577,747                     5.9%
1299 Ocean Avenue
11th Floor
Santa Monica, California 90401
(2)

Franklin Resources, Inc.                   516,836                     5.3%
777 Mariners Island Boulevard
San Mateo, California 94404
(3)


RLI Corp.                                 1,265,591                   12.9%
Employee Stock Ownership Plan &
Trust
c/o Michael A. Price
9025 N. Lindbergh Drive
Peoria, Illinois 61615
(4)

Gerald D. Stephens                          890,133                    9.1%
493 East High Point Drive
Peoria, Illinois 61614
(5)



(1) The information shown is based solely on a Schedule 13G dated February 6, 2001, filed by Oak Value Capital Management, Inc., ("Oak Value"), George
      W. Brumley, III ("Brumley") and David R. Carr, Jr. ("Carr"), which filing indicates Oak Value, Brumley and Carr have shared voting power with respect to 843,584 shares and shared dispositive power with respect to 928,519 shares. Mr. Brumley is the Chairman, Chief Executive Officer, Treasurer, Director, Portfolio Manager and principal shareholder of Oak Value. Mr. Carr is the President, Chief Investment Officer, Director, Portfolio Manager and principal shareholder of Oak Value. Oak Value and Messrs. Brumley and Carr disclaim beneficial ownership of any shares owned by Oak Value on behalf of its clients.

(2) The information shown is based solely on a Schedule 13G dated February 2, 2001, filed by Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor for four investment companies and investment manager to certain other commingled group trusts and separate accounts. Dimensional possesses sole voting and sole dispositive power with respect to the shares. Dimensional disclaims beneficial ownership of such shares.

(3) The information shown is based solely on a Schedule 13G dated February 2, 2001, filed by Franklin Resources, Inc, ("Franklin"), Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisory Services, LLC, which filing indicates that one or more open- or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin have sole voting power with respect to 512,618 shares and sole dispositive power with respect to 516,836 shares. Messrs. Johnson and Johnson are the principal shareholders of Franklin.

(4) Each Employee Stock Ownership Plan ("ESOP") participant or beneficiary may direct the ESOP trustee as to the manner in which the shares allocated to each under the ESOP are to be voted. The ESOP Administrative Committee ("Committee"), comprised of outside members of the Board of Directors, may direct the ESOP trustee as to the manner in which unallocated shares are to be voted. The Committee has sole investment power as to all allocated and unallocated shares, except as to those shares which are the subject of a participant's diversification election.

(5) Includes 255,114 shares allocated to Mr. Stephens under the ESOP over which Mr. Stephens has sole voting power and no investment power; 51,023 shares allocated under the RLI Corp. Key Employee Excess Benefit Plan ("Key Plan") over which Mr. Stephens has no voting or investment power; 13,845 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has sole voting and investment power; 1,757 shares in the H. O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has sole voting and investment power; 26,031 shares owned by the Gerald D. and Helen M. Stephens Foundation, over which Mr. Stephens, as President, has sole voting and investment power; 103,461 exercisable stock options; and 4,688 shares held by a bank, as trustee, under an irrevocable trust established by the Company pursuant to the RLI Corp. Executive Deferred Compensation Agreement. Excludes 35,178 shares owned by Mr. Stephens' spouse, over which Mr. Stephens has no voting or investment power, as to which Mr. Stephens disclaims beneficial ownership.


      DIRECTORS AND OFFICERS. The following information is furnished as to the beneficial ownership of the shares of the Company's Common Stock by each current director, nominee for director and named executive officer, and the directors and executive officers of the Company as a group, as of December 31, 2000:

                                            Amount and
Name of Individual or                       Nature of             Percent
Number of Persons in                        Beneficial            of
Group                                       Ownership (1)         Class
---------------------                     ----------------       ---------

+Richard H. Blum (2)                            140                  *

 Bernard J. Daenzer (3) (11)                 54,828                  *


Joseph E. Dondanville(4) (10) (12) (13)      41,341                  *

William R. Keane (2) (5) (11)                94,120                 1.0%

Gerald I. Lenrow (2) (6) (11)                19,353                  *

+F. Lynn McPheeters (2)                         274                  *

Jonathan E. Michael (7) (10) (12) (13)       91,320                  *

Mary Beth Nebel (8)(10)(12)(13)              17,687                  *

Edwin S. Overman (2) (11)                    36,331                  *

Gerald D. Stephens (9) (10) (12) (13)       890,133                 9.1%

Michael J. Stone (10) (12) (13)              28,945                  *

Edward F. Sutkowski (2) (11)                110,268                 1.1%

Robert O. Viets (2) (11)                     24,269                  *

Directors and executive
officers as a group
(15 persons) (10) (12) (13)               1,431,453                14.6%

*Less than 1% of Class.

+Mr. McPheeters and Mr. Blum were elected to the Board of Directors on August 24, 2000, and November 15, 2000, respectively.

(1) Unless otherwise noted, each person has sole voting power and sole investment power with respect to the shares reported.

(2) Includes shares held by a bank trustee under an irrevocable trust established by the Company pursuant to the RLI Corp. Director Deferred Compensation Plan for the benefit of the following: Mr. Blum 140 shares; Mr. Keane 51,686 shares; Mr. Lenrow 13,268 shares; Mr. McPheeters 274 shares; Dr. Overman 30,081 shares; Mr. Sutkowski 31,582 shares; and Mr. Viets 10,538 shares. Each participating director has no voting or investment power with respect to such shares and disclaims beneficial ownership of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934.

(3) Includes 26,703 shares held in a trust for the benefit of Mr. Daenzer's adult children and grandchildren, of which a bank and Mr. Daenzer's spouse act as co-trustees, as to which Mr. Daenzer disclaims any beneficial interest.

(4) Includes 300 shares held by Mr. Dondanville's spouse in a custodian account for the benefit of their minor children, as to which Mr. Dondanville disclaims any beneficial interest.

(5) Includes 18,092 shares owned by Mr. Keane's spouse, Evelyn Corral Keane, as to which Mr. Keane claims beneficial interest.

(6) Includes 435 shares held by Mr. Lenrow's spouse in a custodian account for the benefit of their minor daughter, as to which Mr. Lenrow disclaims any beneficial interest.

(7) Includes 34,967 shares allocated to Mr. Michael under the ESOP, over which Mr. Michael has sole voting power and no investment power; and 11,111 shares allocated under the Key Plan, over which Mr. Michael has no voting or investment power.

(8) Includes 434 shares held by Ms. Nebel in a custodian account for the benefit of her minor son, as to which Ms. Nebel claims beneficial interest.

(9) Includes 255,114 shares allocated to Mr. Stephens under the ESOP, over which Mr. Stephens has sole voting power and no investment power; 51,023 shares allocated under the Key Plan, over which Mr. Stephens has no voting or investment power; 13,845 shares held in custodian accounts for the benefit of Mr. Stephens' grandchildren, over which Mr. Stephens has sole voting and investment power; 1,757 shares in the H. O. Stephens Trust for the benefit of Mr. Stephens' mother, over which Mr. Stephens, as trustee, has sole voting and investment power; and 26,031 shares owned by the Gerald D. and Helen M. Stephens Foundation, over which Mr. Stephens, as President, has sole voting and investment power. Excludes 35,178 shares owned by Mr. Stephens' spouse, over which Mr. Stephens has no voting or investment power, as to which Mr. Stephens disclaims beneficial interest.

(10) Includes shares allocated to the executive officers under the ESOP with respect to which such officers have sole voting power and no investment power, except during the period in which any such executive officer may diversify a percentage, not to exceed 50%, of such officer's ESOP benefit. During 2000, one of the executive officers was eligible to elect to diversify shares owned by the ESOP. As of December 31, 2000, the following shares were allocated under the ESOP: Mr. Dondanville 20,334 shares; Mr. Michael 34,967 shares; Ms. Nebel 10,565 shares; Mr. Stephens 255,114 shares; and Mr. Stone 3,131 shares.

(11) Includes shares which may be acquired within 60 days of December 31, 2000, under the Directors' Stock Option Plan for Outside Directors, upon the exercise of outstanding stock options as follows: Mr. Daenzer 6,250 shares; Mr. Keane 6,250 shares; Mr. Lenrow 5,650 shares; Dr. Overman 6,250 shares; Mr. Sutkowski 6,250 shares; and Mr. Viets 6,250 shares.

(12) Includes shares which may be acquired by the executive officers within 60 days of December 31, 2000, under the Incentive Stock Option Plan, upon the exercise of outstanding stock options as follows: Mr. Dondanville 13,690 shares; Mr. Michael 29,401 shares; Ms. Nebel 4,221; Mr. Stephens 103,461 shares; and Mr. Stone 18,152 shares.

(13) Includes shares allocated to the executive officers which shares are held by a bank trustee under an irrevocable trust established by the Company pursuant to the RLI Corp. Executive Deferred Compensation Agreement for the benefit of the following: Mr. Dondanville 3,340 shares; Mr. Michael 5,268 shares; Ms. Nebel 1,726 shares; Mr. Stephens 4,688 shares; and Mr. Stone 4,636 shares. Each participating executive officer has no voting or investment power with respect to such shares and disclaims beneficial ownership of such shares for purposes of Section 13(d) of the Securities Exchange Act of 1934.

      The information with respect to beneficial ownership of Common Stock of the Company is based on information furnished to the Company by each individual included in the table.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

      NOMINEES. At the Annual Meeting, four (4) directors are to be elected, each to hold office for a three-year term or until a successor is elected and qualified. Messrs. Gerald D. Stephens and Robert O. Viets are Class II directors who were elected by the shareholders in 1998 for three-year terms expiring in 2001. Messrs. F. Lynn McPheeters and Richard H. Blum are also Class II directors who were elected to such office by the Board of Directors on August 24, 2000, and November 15, 2000, respectively.

      VOTING OF PROXIES. Unless otherwise instructed, the shares represented by a Proxy will be voted for the election of the four nominees named above. The affirmative vote of a plurality of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote is required for the election of directors. Votes will be tabulated by an Inspector of Election appointed at the Annual Meeting. Shares may be voted for, or withheld from, each nominee. Shares that are withheld and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular nominee. There is no cumulative voting for the directors under the Company's Articles of Incorporation.

      SUBSTITUTE NOMINEES. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event that any nominee shall become unavailable for election, the shares represented by a Proxy will be voted for the election of a substitute nominee selected by the persons appointed as proxies unless the Board of Directors should determine to reduce the number of directors pursuant to the Company's By-Laws.

         DIRECTOR AND NOMINEE INFORMATION. The following includes certain information with respect to the current directors and nominees to the Board of Directors furnished to the Company by such individuals:


                                           DIRECTOR    PRINCIPAL
         NAME                       AGE    SINCE       OCCUPATION

Richard H. Blum                     62      2000       Senior Advisor to Marsh & McLennan
                                                       Companies, Inc., a risk and insurance
                                                       services firm, and director of Marsh &
                                                       McLennan Securities Corporation since 1999.
                                                       Vice Chairman of J&H Marsh & McLennan from
                                                       1997 to 1999 and former Chairman, CEO of Guy
                                                       Carpenter & Company, Inc., having joined
                                                       that firm in 1958.
(term expiring in 2001)
PICTURE

F. Lynn McPheeters                  58      2000       Vice President and Chief Financial Officer
                                                       of Caterpillar Inc., manufacturer of
                                                       construction, mining and related equipment.
                                                       Mr. McPheeters joined Caterpillar Inc. in
                                                       1964 and held various finance positions
                                                       until his promotion to Vice President and
                                                       CFO in 1998.
(term expiring in 2001)
PICTURE



Gerald D. Stephens                  68      1965       Elected Chairman of the Board of the
                                                       Company January 1, 2001. Mr. Stephens
                                                       founded the Company in 1965 and served as
                                                       President from 1972 until his election as
                                                       Chairman of the Board.

(term expiring in 2001)
PICTURE

Robert O. Viets (1)                 57      1993       Since 1999, President of ROV Consultants,
                                                       LLC, which provides consulting services to
                                                       AES Corporation, a global power company.
                                                       Former President, CEO and Director from 1988
                                                       until 1999 of CILCORP Inc., a holding
                                                       company in Peoria, Illinois, whose principal
                                                       business subsidiary is Central Illinois
                                                       Light Company.

(term expiring in 2001)

PICTURE

Certain information concerning the remaining directors, whose terms expire either in 2002 or 2003, is set forth as follows based upon information furnished to the Company by such individuals:

Bernard J. Daenzer                  85      1972       Owner of Daenzer Associates, Key Largo,
                                                       Florida, an insurance consulting services firm,
                                                       since 1980. Formerly President and Chairman of
                                                       Wolhreich and Anderson Insurance Companies and
                                                       the Howden Swan Insurance Agencies until his
                                                       retirement in 1980.

(term expiring in 2003)

PICTURE

William R. Keane                    84      1966       Former Vice President, Contacts, Inc.(contact lens
                                                       laboratory) in Chicago, Illinois, until his
                                                       retirement in 1983.

(term expiring in 2002)

PICTURE

Gerald I. Lenrow                    73      1993       Since 1999, in private practice providing
                                                       consultation services to certain members of the
                                                       insurance industry. Consultant to General
                                                       Reinsurance Corporation until December 31, 1998.
                                                       Former partner in the international accounting
                                                       firm of Coopers & Lybrand LLP until

                                                       1990, following which he served as its
                                                       consultant until 1996.

(term expiring in 2002)

PICTURE

Jonathan E. Michael                 47      1997       Elected President, Chief Executive Officer
                                                       of the Company and its principal subsidiaries
                                                       January 1, 2001. Since 1992, served as Executive
                                                       Vice President of the Company and President,
                                                       Chief Operating Officer of RLI Insurance Company
                                                       and Mt. Hawley Insurance Company, the Company's
                                                       principal subsidiaries.

(term expiring in 2003)

PICTURE

Edwin S. Overman                    78      1987       President Emeritus of the Insurance Institute of
                                                       America, a national educational organization in
                                                       Malvern, Pennsylvania, since his retirement as
                                                       President, CEO of the Institute in 1987.

(term expiring in 2002)

PICTURE


Edward F. Sutkowski (2)             62      1975       President of the law firm of Sutkowski & Washkuhn
                                                       Ltd. in Peoria, Illinois, since 1965.

(term expiring in 2003)

PICTURE


(1) Mr. Viets is a director of Philadelphia Suburban Corporation, whose securities are registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934.


(2) Mr. Sutkowski is President of the law firm of Sutkowski & Washkuhn Ltd., which has provided legal services to the Company prior to and during 2000. It is expected that the Company's relationship with Sutkowski & Washkuhn Ltd. will continue in the future.

                                BOARD COMMITTEES

         AUDIT COMMITTEE. The Company's Audit Committee, comprised of outside directors Messrs. Keane, Lenrow, McPheeters and Viets, met two times in 2000 to consider an outside audit firm and to discuss the planning of the Company's annual outside audit and its results. The Audit Committee also monitored the Company's management of its exposures to risk of financial loss, assessed the auditors' performance, reviewed the adequacy of the Company's internal controls, the extent and scope of audit coverage, monitored selected financial reports, and made audit and auditor engagement recommendations to the Board of Directors.

         In 1999, the Board of Directors approved and adopted an Audit Committee Charter, which is attached to this Proxy Statement as Exhibit A. Aggregate fees paid for the last fiscal year to KPMG LLP, the Company's independent public accountants, were: Audit Fees, $271,500; Financial Information Systems Design and Implementation Fees, $0; and All Other Fees, $29,100. The Audit Committee considered the effects that the provision of non-audit services may have on the Company's independent public accountants' services.

         EXECUTIVE RESOURCES COMMITTEE. The Company's Executive Resources Committee, comprised of outside directors Messrs. Daenzer, Lenrow and Overman, met one time in 2000 to evaluate and recommend the compensation and incentive stock option grants of the executive officers and other officers of the Company. The Committee also evaluated executive performance, executive back-up plans, and examined the officer development program. The Committee reviews and evaluates the compensation and stock options of the outside directors of the Company. At its meeting held December 8, 2000, the Board of Directors revised the Committee membership as follows: Robert O. Viets, Chairman; Richard H. Blum, Gerald I. Lenrow, F. Lynn McPheeters and Edwin S. Overman, members.

         NOMINATING COMMITTEE. The Company does not have a standing nominating committee.

                         BOARD MEETINGS AND COMPENSATION

         MEETINGS. During the year 2000, four meetings of the Board of Directors were held. No director attended fewer than 75% of the aggregate number of meetings of the Board and Board committees on which he served.

         DIRECTOR COMPENSATION. During 2000, all outside directors of the Company were compensated at the rate of $20,000 per year and paid $1,100 for each Board meeting attended, $1,100 for each

Committee meeting of the Board attended, and $1,100 for each Committee meeting of the Board chaired. Directors are also reimbursed for actual travel and related expenses incurred and are provided a travel accident policy funded by the Company.

         STOCK OPTION PLAN FOR OUTSIDE DIRECTORS. The Stock Option Plan for Outside Directors ("Director Plan") provides for the grant of an option to purchase 3,000 shares of the Company's Common Stock to each newly elected or appointed outside director exercisable at fair market value on the date of grant. In addition, effective the first business day in February of each year, each outside director is annually granted an option to purchase 900 shares of the Company's Common Stock under the Director Plan, exercisable at fair market value on the date of grant. If the Company earns more than its cost of capital and the ESOP contribution as provided under its Market Value Potential Plan in each respective year, each outside director is granted an option to purchase 900 additional shares of the Company's Common Stock under the Director Plan effective the first business day in February of the succeeding year exercisable at fair market value on the date of grant.

         DIRECTOR DEFERRED COMPENSATION PLAN. Prior to the beginning of each year, an outside director may elect to defer the compensation otherwise payable to the director during the succeeding year pursuant to the Director Deferred Compensation Plan ("Deferred Plan"). Under the Deferred Plan, the Company must transfer to a bank trustee, under an irrevocable trust established by the Company, such number of shares as are equal to the compensation as earned and deferred during the referent year. Dividends on these shares are reinvested quarterly under the Company's Dividend Reinvestment Plan. In general, Deferred Plan benefits are distributable beginning when the director's status terminates.


                             AUDIT COMMITTEE REPORT


         The following report by the Audit Committee is required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the Securities and Exchange Commission.

         The Audit Committee of the Company's Board of Directors is composed of four independent directors and operates under a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A. The Board of Directors and Audit Committee believe that the Audit Committee's current composition satisfies the New York Stock Exchange rules governing audit committee composition and that each of the members of the Audit Committee is independent for purposes of the New York Stock Exchange listing standards. The members of the Committee are:
Messrs. Keane, Lenrow, McPheeters and Viets.

         The Committee recommends to the Board of Directors the selection of the Company's independent accountants. The Committee also provides assistance to the members of the Board of Directors in fulfilling their oversight functions over the financial reporting practices and financial statements of the Company. It is not the duty of the Committee, however, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

         The Committee received reports and reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61. The Company's independent accountants also provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No.1. The Committee discussed with the independent accountants that firm's independence and any relationships that may impact that firm's objectivity and independence.

         Based on the Committee's discussion with and reports from management and its independent accountants and the Committee's reliance on the representation of management that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, the Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                         Members of the Audit Committee

                           Gerald I. Lenrow, Chairman
                                William R. Keane
                               F. Lynn McPheeters
                                 Robert O. Viets

                      EXECUTIVE RESOURCES COMMITTEE REPORT

         The following report by the Executive Resources Committee is required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement and shall not be considered incorporated by reference in other filings by the Company with the Securities and Exchange Commission.

         GENERAL. The Executive Resources Committee is responsible for determining specific compensation levels of certain executive officers. The Company aims to offer total compensation packages that attract, retain and motivate high quality executives and that reward executives for Company profitability and the enhancement of shareholder value. The following components of executive compensation have been designed to meet these objectives.

         BASE SALARY. The Executive Resources Committee sets base salary ranges for certain executive officer positions based on executive compensation data from nationally recognized surveys of a group of comparable insurance companies prepared by Watson Wyatt, an independent actuarial firm. Actual salaries, which consider individual performance and job content in the context of these ranges, are targeted to fall within these ranges of salaries offered in the Company's competitive market.

         MVP BONUS. The Company pays annual cash bonuses to certain executive officers based upon achievement of the Company's annual business plan. Since adoption of the Market Value Potential Plan ("MVP Plan") in 1996, the Company has paid bonuses pursuant to the MVP Plan, which rewards participants for earnings in excess of the Company's cost of capital. The MVP Plan thus encourages participants to manage and allocate Company capital to products that produce income in excess of the cost of capital, thereby enhancing the potential for appreciation of shareholder value.

         Under the MVP Plan, the total annual bonus pool for the Company, if any, is based upon a Committee-specified percentage of the Company's return on capital in excess of its cost of capital. The Executive Resources Committee awards individual bonuses out of the pool taking into account Watson Wyatt studies of bonus compensation in the Company's competitive market and the executive officer's job content. A memo account is established for each participant in the MVP Plan and the participant's allocated percentage of the MVP Bonus Pool for each year (whether a positive or negative amount) is annually credited to each participant's account without limitation. Once a year, an interest factor is credited to positive balances and forty percent of each participant's positive account balance is paid out. The remaining positive balance or any negative balance is rolled into the next year and is adjusted by subsequent MVP Plan results.

         INCENTIVE STOCK OPTIONS. Stock options awarded pursuant to the Incentive Stock Option Plan are another important element of the Company's compensation philosophy. The Company believes options serve as incentives to executives to maximize the long-term growth and profitability of the Company, which will be reflected in the Company's stock price. Under the Incentive Stock Option Plan, options may not be granted for less than fair market value of the Company's Common Stock on the date of grant, so that recipients will recognize value from the grants only if the Common Stock price increases in the future. Furthermore, all options granted provide for twenty percent annual vesting over a period of five years. In the event of a recipient's termination of employment with the Company on or after age sixty-five, or a recipient's death or disability, all options granted become fully vested.

         ESOP. The Company's ESOP also offers a valuable way of aligning the interests of its employees, including its executive officers, with those of its shareholders on a long-term basis. Pursuant to the ESOP, the Company makes annual cash contributions that are used to purchase Company Common Stock on behalf of the Company's employees, including its executive officers. All employees, including executive officers, may have an annual contribution of fifteen percent of wages (limited to $25,500). The ESOP vests 100% at the end of five years. Mr. Stephens and Mr. Michael are eligible to participate in individualized Key Employee Excess Benefit Plans ("Key Plan"). Under the Key Plan, the Company makes annual cash contributions which are used to purchase stock held in a trust it maintains for Mr. Stephens' and Mr. Michael's benefit in an amount equal in value to the excess of the contribution allowable to them under the ESOP (determined without regard to any limitations on compensation imposed by the Internal Revenue Code), over the contribution actually made for them under the ESOP (determined with regard to such limitations).

         CHIEF EXECUTIVE OFFICERS. Policies with respect to the Chief Executive Officers are the same as those discussed for executive officers generally except that, in addition to the ESOP,

Mr. Stephens and Mr. Michael are eligible to participate in individualized Key Employee Excess Benefit Plans.

         INTERNAL REVENUE CODE SECTION 162(m). The Company intends that total compensation, including bonuses awarded pursuant to the MVP Plan, will satisfy the conditions necessary for deductibility by the Company under Section 162(m) of the Internal Revenue Code, which limits the ability of the Company to deduct any compensation in excess of $1,000,000 per year for federal income tax purposes unless such conditions are met.

                  MEMBERS OF THE EXECUTIVE RESOURCES COMMITTEE

                            Robert O. Viets, Chairman
                                 Richard H. Blum
                                Gerald I. Lenrow
                               F. Lynn McPheeters
                                Edwin S. Overman


                        EXECUTIVE MANAGEMENT COMPENSATION

         EXECUTIVE OFFICERS. The following information is provided as to each current executive officer of the Company:

                                                                       EXECUTIVE
                                       POSITION                        OFFICER
      NAME AND AGE                     WITH COMPANY                    SINCE
      ------------                     ------------                    ---------

      Joseph E. Dondanville         Vice President,                       1992
      Age 44                        Chief Financial
                                    Officer

      Camille J. Hensey             Vice President and                    1987
      Age 59                        Corporate Secretary

      Jonathan E. Michael           President, Chief Executive            1985
      Age 47(1)                     Officer and Director


      Mary Beth Nebel               Vice President                        1994
      Age 44                        and General
                                    Counsel

      Michael A. Price              Treasurer                             1998
      Age 37 (2)

      Gerald D. Stephens            Chairman of the Board                 1965
      Age 68(3)



      Michael J. Stone              Executive Vice President              1997
      Age 52 (4)                    of RLI Insurance
                                    Company and Mt. Hawley
                                    Insurance Company, the
                                    Company's wholly owned
                                    insurance subsidiaries


(1) Mr. Michael was promoted from Executive Vice President to President, Chief Executive Officer of the Company effective January 1, 2001.

(2) Mr. Price joined the Company as Treasurer in June of 1996. As Mr. Price's duties and responsibilities in connection with his position currently meet the "Executive Officer" definition of the SEC rules for disclosure purposes, the Board of Directors classified him as an executive officer of the Company effective December 3, 1998.

(3) Mr. Stephens was promoted from President to Chairman of the Board of the Company effective January 1, 2001.

(4) Mr. Stone joined the Company as Vice President of Claims in May of 1996 after having served in various positions for Travelers Insurance Group of Hartford, Connecticut, since 1977, including Vice President of Claims. As Mr. Stone assumed significant policy-making functions during his first year as an officer of the Company's wholly owned insurance subsidiaries, the Board of Directors classified him as an executive officer of the Company effective August 7, 1997. He was promoted to Senior Vice President of Claims in May of 1998 and Executive Vice President in December of 1998.

      SUMMARY COMPENSATION TABLE. The aggregate compensation earned from the Company and its subsidiaries during the last three fiscal years is expressed below for the Company's President and the other four most highly compensated executive officers.



                                                                      LONG-TERM
                                  ANNUAL COMPENSATION               COMPENSATION
                           --------------------------------     ------------------------

                                                                AWARDS           PAYOUTS
                                                                ----------       -------
                                                                SECURITIES         LTIP
NAME and PRINCIPAL                                              UNDERLYING       PAYOUTS             ALL OTHER
POSITION                   YEAR   SALARY ($)   BONUS ($)(1)     OPTIONS (#)(2)    ($)(3)         COMPENSATION ($)(4)
----------------           ----   ----------   ------------     ------------------------         -------------------

Gerald D. Stephens         2000   462,792        322,202           28,000                              122,467
President                  1999   462,792              0           30,700        246,715               201,334


                           1998   462,792        743,932(5)        41,250                              240,670

Jonathan E. Michael        2000   300,000(5)     225,541           28,000                               79,730
Executive Vice President   1999   300,000(5)           0           28,900        172,700               134,274
                           1998   288,080(5)     520,753(5)        19,251                              158,295

Michael J. Stone           2000   224,952(5)     124,284           14,000                               28,095
Executive Vice             1999   215,600(5)           0           15,000         63,085                26,291
President, RLI Insurance   1998   195,967(5)     249,976(5)        12,500                               25,377
Company and Mt. Hawley
Insurance Company

Joseph E. Dondanville      2000   163,909        114,754           10,000                               28,095
Vice President, Chief      1999   157,590              0           10,500         90,082                26,291
Financial Officer          1998   153,000(5)     267,508(5)         9,376                               25,377

Mary Beth Nebel            2000   121,019         55,889            3,500                               26,981
Vice President and         1999   116,353              0            3,700         42,242                26,291
General Counsel            1998   113,327(5)     128,406(5)         1,125                               25,377


 (1) Amounts represent compensation accrued during fiscal year 2000 and paid in 2001 pursuant to the Company's MVP Plan, exclusive of the following additional amounts which may be payable to such individuals in future years under the MVP Plan: Gerald D. Stephens $322,201; Jonathan E. Michael $225,541; Michael J. Stone $124,283; Joseph E. Dondanville $114,754; and Mary Beth Nebel $55,889.

(2) Twenty percent of each option grant becomes exercisable one year after the date of the grant and each year thereafter in 20% increments. Such options lapse at the end of the ten-year period beginning on the grant date.

(3) Amounts represent payment of 50% of the executive officers' remaining positive balance in the MVP bonus pool earned in years 1996 through 1998.

(4) Represents the value of Company contributions to the ESOP on behalf of the named executive officers. In the case of Messrs. Stephens and Michael, the amounts include shares allocated to them under their respective Key Plans as follows: Mr. Stephens 6,237 in respect of 2000; 7,310 shares in respect of 1999 and 10,630 shares in respect of 1998. Mr. Michael 3,513 in respect of 2000; 4,181 shares in respect of 1999 and 2,246 shares in respect of 1998. In general, benefits are distributable to Messrs. Stephens and Michael when their employment terminates. Under the Key Plan, the Company must transfer to the trustee under an irrevocable trust maintained by the Company for the benefit of Messrs. Stephens and Michael such number of shares as are equal in value to the excess of (a) the contribution allocable to them under the ESOP determined without regard to any limitation on compensation imposed by the Internal Revenue Code, over (b) the contribution actually allocable to them under the ESOP determined with regard to any limitation on compensation imposed by the Internal Revenue Code. The total value of their Key Plan benefits as of December 31, 2000, was: Mr. Stephens $2,374,520 and Mr. Michael $548,176.

(5) Includes amounts voluntarily deferred under the Company's Executive Deferred Compensation Agreement ("Agreement"). The Agreement allows executive officers to defer portions of current base salary and bonus compensation otherwise payable during the year.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table shows information regarding grants of stock options made to the named executive officers under the Company's Incentive Stock Option Plan during the fiscal year ended December 31, 2000. The amounts shown for each of the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $51.41 and $81.87, respectively. The amounts shown as potential realizable values for all shareholders represent the corresponding increases in the market value of 9,803,962 outstanding shares of the Company's Common Stock held by all shareholders as of December 31, 2000, which would total approximately $504,041,164 and $802,601,314, respectively. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercises and common stock holdings are dependent on the future performance of the Company's Common Stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                   ASSUMED ANNUAL RATES OF STOCK
                             INDIVIDUAL GRANTS                                PRICE APPRECIATION FOR OPTION TERM
                        --------------------------------------------------    -------------------------------------
                                                                                IF STOCK AT         IF STOCK AT

                                                                                  $51.41               $81.87
                          NUMBER OF   % OF TOTAL
                         SECURITIES     OPTIONS
                         UNDERLYING   GRANTED TO   EXERCISE
                          OPTIONS      EMPLOYEES    OR BASE
                          GRANTED      IN FISCAL    PRICE      EXPIRATION
NAME                      (#)(1)          YEAR       ($/SH)(2)     DATE             5%($)(3)        10%($)(3)
-------------------------------------------------------------------------------------------------------------------

ALL SHAREHOLDERS'                                                                 504,041,164      802,601,314
STOCK APPRECIATION


Gerald D. Stephens        28,000      18.88%     31.5625      05/04/10                555,786        1,408,470



Jonathan E. Michael       28,000      18.88%     31.5625      05/04/10                555,786        1,408,470



Michael J. Stone          14,000       9.44%     31.5625      05/04/10                277,893          704,235


Joseph E. Dondanville     10,000       6.74%     31.5625      05/04/10                198,495          503,025


Mary Beth Nebel            3,500       2.36%     31.5625      05/04/10                 69,473          176,059

--------------------------------------------------------------------------
(1) Each option grant becomes exercisable in 20% increments on the first five anniversaries of the grant date. Such options lapse on the tenth anniversary of the grant date.

(2)      The exercise price is the fair market value on the date of grant.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates dictated by the Securities and Exchange Commission when the "Potential Realizable Value" alternative is used. These are not intended to be a forecast of the Company's stock price.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held December 31, 2000. Value realized upon exercise is the excess of the fair market value of the underlying stock on the exercise date over the exercise price under the option. Value of unexercised, in-the-money options at fiscal year end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 2000, which was $44.69 per share. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; actual gains on exercise, if any, will depend on the value of the Company's Common Stock on the date of exercise. There can be no assurance that these values will be realized.

                                                     NUMBER OF
                                               SECURITIES UNDERLYING                VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                 FISCAL YEAR END (#)                   FISCAL YEAR END ($)
                                             -----------------------------       ----------------------------
                        SHARES
                       ACQUIRED
                          ON         VALUE
                       EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
NAME                     (#)          ($)
-------------------------------------------------------------------------------------------------------------

Gerald D. Stephens        0           0.00      103,461         99,335            2,123,285       1,198,656


Jonathan E. Michael       0           0.00       29,401         67,594              477,357         791,516


Michael J. Stone          0           0.00       18,152         37,348              291,145         441,448


Joseph E. Dondanville     0           0.00       13,690         26,624              223,482         305,442


Mary Beth Nebel           0           0.00        4,221          7,385               94,323          92,323

------------------------------------------------------------------------------

         PENSION PLAN. The following table illustrates the estimated annual benefits which are not subject to any deduction for social security or other offset amount (based on a straight-life annuity payable beginning at age 65, but in no event less than 120 monthly payments) under the Company's pension plan for specified compensation and service levels assuming a participant retired on July 1, 2001, at age 65 after selected years of service:



      AVERAGE ANNUAL                ESTIMATED ANNUAL PENSION BENEFIT UPON RETIREMENT AT
      COMPENSATION                    JULY 1, 2001, WITH YEARS OF SERVICE INDICATED
      ------------                  -------------------------------------------------------
                                15 YRS.            20 YRS.         25 YRS.           30 YRS.       35 YRS.
                               -------            -------         -------           -------       --------

      $115,000                 $22,922           $30,562           $38,203          $45,843       $53,484

       130,000                  26,319            35,092            43,865           52,638        61,411

       145,000                  29,717            39,622            49,528           59,433        69,339

       160,000                  33,114            44,152            55,190           66,228        77,266

       164,000*                 34,020            45,360            56,700           68,040        79,380

*Generally, a participant's annual benefit payable beginning at his social security retirement age (determined on the basis of his year of birth) must not exceed the lesser of $90,000 (as adjusted for cost-of-living increases - $140,000 for 2001) or 100% of his average compensation for his high three years. Effective 1994, the Internal Revenue Code reduced the level of a participant's compensation which may be considered in determining benefits under all types of tax-qualified plans from the 1993 level of $235,840 to $150,000 (as adjusted for cost-of-living increases - $170,000).

         Mr. Stephens' current compensation covered by the pension plan is $164,000 with 34 years of plan participation; Mr. Michael's current covered compensation is $164,000 with 17 years of plan participation; Mr. Stone's current covered compensation is $164,000 with four years of plan participation; Mr. Dondanville's current covered compensation is $164,000 with 16 years of plan participation; and Ms. Nebel's current covered compensation is $163,261 with 11 years of plan participation.

                         COMMON STOCK PERFORMANCE CHART

         A line graph comparing the percentage change in the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with a cumulative total return of the S&P Composite 500 Stock Index and the S&P Property and Casualty Index for the period beginning December 31, 1995, through December 31, 2000 has been omitted from this electronic filing. The table below contains the data used to create the omitted line graph:

                       ANNUALIZED COMPOUNDED TOTAL RETURN
                       COMPARISON OF FIVE YEAR CUMULATIVE
                       RLI, S&P 500 and S&P P/C INS INDEX

                                  RLI - 19.41%
                                S&P 500 - 17.77%
                              S&P P/C Ins - 11.87%

               Assumes $100 invested on December 31, 1995 in RLI,
                          S&P 500 and S&P P/C Ins Index
                         with reinvestment of dividends.



Measurement Period                       S&P 500    S&P P/C Ins
(Fiscal Year Covered)     RLI Corp.      Index      Index
---------------------     ---------      -------    ------------

Measurement Pt - 12/31/95    $100          $100         $100


FYE 12/31/96                  136           123          119
FYE 12/31/97                  207           158          170
FYE 12/31/98                  175           195          156
FYE 12/31/99                  182           237          113
FYE 12/31/00                  243           227          175

         There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends. The Company will neither make nor endorse any predictions as to future stock performance.

         The foregoing table shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP ("KPMG"), the Company's independent public accountants since 1983, to serve as the Company's independent public accountants for the current fiscal year. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from the shareholders.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented at the Annual Meeting; however, if any other matters do properly come before the meeting, it is intended that the persons appointed as proxies will vote in accordance with their best judgment.

         It is important that proxies be voted promptly so the presence of a quorum may be assured well in advance of the Annual Meeting, thus avoiding the expense of follow-up solicitations. Accordingly, even if you expect to attend the Annual Meeting, you are requested to date, execute and return the enclosed proxy in the stamped, self-addressed envelope provided. If possible, vote your proxy over the Internet or by telephone using the instructions on your proxy card.


                                     By Order of the Board of Directors


                                     Camille J. Hensey
                                     Vice President/Corporate Secretary
Peoria, Illinois

March 26, 2001

                                                                     EXHIBIT A

                                    RLI CORP.
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

     o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Accounting and financial human resources and succession planning is monitored by the executive resources committee of the board.

     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Page 1 of 2
                                                                    (LOGO)


IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

RLI Corp. encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 2001 Annual Meeting of Shareholders. Please take the opportunity to use one of the three voting methods below to cast your ballot. We've made it easier than ever.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to RLI Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

[CONTROL NUMBER]

             IF YOU VOTE BY TELEPHONE OR VOTE USING THE INTERNET,
                        PLEASE DO NOT MAIL YOUR PROXY.
                              THANK YOU FOR VOTING.





To vote, mark blocks below in blue or black ink as follows:

 ..........................................................................

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

(LOGO)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.    ELECTION OF CLASS II DIRECTORS
      (mark one):


 NOMINEES: RICHARD H. BLUM, F. LYNN MCPHEETERS, GERALD D. STEPHENS AND
           ROBERT O. VIETS
                                ____
FOR ALL                        /___/

                                ____
WITHHOLD ALL                   /___/

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.



Please sign exactly as your name(s) appear(s). Executors, trustees, and others signing in a representative capacity should include their name and the capacity in which they sign.



----------------------------------------------
Signature                               Date


Signature (Joint Owners)                Date

(LOGO)


RLI CORP.
9025 North Lindbergh Drive
Peoria, Illinois 61615

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William R. Keane and Gerald D. Stephens, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either one of them, to represent and to vote, as designated below, the shares of Common Stock of RLI Corp. held of record by the undersigned on March 5, 2001, at the Annual Meeting of Shareholders to be held on May 3, 2001 or any adjournments thereof.


         If no other indication is made on the reverse side of this form, the proxies shall vote for each of the nominees listed on the reverse side of this form and, in their discretion, upon such other business as may properly come before the meeting.


                                      27